                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21586

                     First Trust Enhanced Equity Income Fund
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                  ANNUAL REPORT
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2009

(GRAPHIC)   FIRST TRUST
            ENHANCED EQUITY
            INCOME FUND

                          CHARTWELL INVESTMENT PARTNERS
                   INSTITUTIONAL AND PRIVATE ASSET MANAGEMENT

(FIRST TRUST LOGO)


                                    (GRAPHIC)

TABLE OF CONTENTS

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
                                DECEMBER 31, 2009

Shareholder Letter .......................................................     1
At a Glance ..............................................................     2
Portfolio Commentary .....................................................     3
Portfolio of Investments. ................................................     6
Statement of Assets and Liabilities ......................................    13
Statement of Operations ..................................................    14
Statements of Changes in Net Assets ......................................    15
Financial Highlights. ....................................................    16
Notes to Financial Statements ............................................    17
Report of Independent Registered Public Accounting Firm ..................    23
Additional Information ...................................................    24
Board of Trustees and Officers ...........................................    26
Privacy Policy ...........................................................    30

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Enhanced Equity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and Chartwell and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market value of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

SHAREHOLDER LETTER

                  FIRST TRUST ENHANCED EQUITY INCOME FUND (FFA)
                                  ANNUAL REPORT
                                DECEMBER 31, 2009

Dear Shareholders:

The year 2009 was more positive for the U.S. and global markets, which eased the minds of economists and investors alike. Many economists believe that the recession that began in December 2007 ended in March 2009. In fact, the Dow Jones Industrial Average's total return from March 9 (the statistical end of the bear market) to December 31, 2009, was 61.59%. Of course, no one can guarantee that this trend will continue, but the economy has continued to rise and most investors have found it easier to open their financial statements since March.

First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We have always believed that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust Enhanced Equity Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

Since its inception, First Trust has been through many types of markets. We remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that can fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen
James A. Bowen
President of First Trust Enhanced Equity Income Fund

FIRST TRUST ENHANCED EQUITY INCOME FUND
"AT A GLANCE"
AS OF DECEMBER 31, 2009 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                      FFA
Common Share Price                                            $      11.70
Common Share Net Asset Value ("NAV")                          $      12.32
Premium (Discount) to NAV                                            (5.03)%
Net Assets Applicable to Common Shares                        $246,048,008
Current Quarterly Distribution per Common Share (1)           $      0.220
Current Annualized Distribution per Common Share              $      0.880
Current Distribution Rate on Closing Common Share Price (2)           7.52%
Current Distribution Rate on NAV (2)                                  7.14%

                 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

           Common
            Share
            Price     NAV
           ------   ------
12/31/08     8.85    11.15
1/2/09       9.31    11.32
1/9/09        9.2    11.07
1/16/09      8.93    10.74
1/23/09      8.84    10.59
1/30/09      8.67    10.55
2/6/09       9.11    10.96
2/13/09      8.86     10.6
2/20/09      8.02     9.95
2/27/09      7.73     9.66
3/6/09       6.97     9.12
3/13/09      7.89     9.76
3/20/09      7.56     9.46
3/27/09      8.01      9.9
4/3/09       8.29    10.22
4/9/09       8.45    10.31
4/17/09      8.55    10.37
4/24/09      8.39    10.22
5/1/09       8.59    10.35
5/8/09       8.89    10.69
5/15/09      8.41    10.38
5/22/09      8.65    10.45
5/29/09      8.86    10.74
6/5/09       9.09     10.9
6/12/09      9.09    11.01
6/19/09      8.75    10.64
6/26/09      8.85    10.67
7/2/09       8.78     10.5
7/10/09      8.45    10.31
7/17/09      9.01    10.94
7/24/09      9.47    11.29
7/31/09      9.55    11.36
8/7/09       9.80    11.44
8/14/09      9.80    11.44
8/21/09     10.02    11.68
8/28/09      9.94     11.7
9/4/09      10.02    11.63
9/11/09     10.35    11.89
9/18/09     10.58    12.05
9/25/09     10.14    11.64
10/2/09      9.97    11.47
10/9/09     10.38    11.93
10/16/09    10.49    12.05
10/23/09    10.59    11.99
10/30/09     9.97    11.59
11/6/09     10.49    11.91
11/13/09    10.69    12.13
11/20/09    10.89    12.12
11/27/09    10.80    12.17
12/4/09     11.16    12.34
12/11/09    11.38    12.38
12/18/09    11.50    12.36
12/24/09    11.75    12.39
12/31/09    11.70    12.32

PERFORMANCE

                                          Average Annual Total Return
                                     -------------------------------------
                      1 Year Ended   5 Years Ended   Inception (8/26/2004)
                       12/31/2009      12/31/2009        to 12/31/2009
                      ------------   -------------   ---------------------
Fund Performance(3)
NAV                      22.24%           0.36%             1.66%
Market Value             46.26%          -0.70%            -0.18%
Index Performance
S&P 500 Index            26.47%           0.42%             2.26%

                                         % OF TOTAL
TOP 10 HOLDINGS                         INVESTMENTS
---------------                         -----------
Bristol-Myers Squibb Co.                    4.1%
Intel Corp.                                 3.8
Occidental Petroleum Corp.                  3.5
Exxon Mobil Corp.                           3.3
Limited Brands, Inc.                        3.1
Emerson Electric Co.                        3.1
Cisco Systems, Inc.                         2.9
International Business Machines Corp.       2.7
Target Corp.                                2.6
JPMorgan Chase & Co.                        2.5
                                           ----
   Total                                   31.6%
                                           ====

                                         % OF TOTAL
SECTOR CLASSIFICATION                   INVESTMENTS
---------------------                   -----------
Information Technology                     16.8%
Financials                                 14.4
Energy                                     13.9
Consumer Discretionary                     12.4
Industrial                                 12.2
Healthcare                                 10.7
Consumer Staples                            8.5
Telecommunication Services                  3.8
Materials                                   3.5
Other                                       2.3
Utilities                                   1.5
                                          -----
   Total                                  100.0%
                                          =====

(1) Most recent distribution paid or declared through 12/31/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 12/31/2009. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gains and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Chartwell Investment Partners, L.P. ("Chartwell") is an employee-owned investment advisory firm founded on April 1, 1997 by nine investment professionals from Delaware Investment Advisers. The firm is 75% owned by the partners and employees of Chartwell and 25% owned by a limited partnership comprised of three passive investors in the Philadelphia area. There are no affiliates at this time. The firm is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process.

Timothy J. Riddle, an executive with 30 years of investment industry experience, is the Chief Executive Officer of Chartwell. Michael J. McCloskey, an executive with 22 years of management experience, serves as President. G. Gregory Hagar is Chartwell's Chief Financial Officer and Chief Compliance Officer. He has 21 years of related experience.

                            PORTFOLIO MANAGEMENT TEAM

(PHOTO OF BERNARD P. SCHAFFER)

BERNARD P. SCHAFFER
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER

Mr. Schaffer is a founding partner of Chartwell and has 38 years of investment industry experience. He serves as senior portfolio manager for Chartwell's closed-end fund and hedged large-cap equity strategies. As the lead portfolio manager for the Fund since 2007, he focuses on securities in the Energy, Financials and Consumer Staples sectors. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing two closed-end equity income funds that utilized option strategies to generate portfolio gains. Mr. Schaffer earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School.

(PHOTO OF DOUGLAS W. KUGLER)

DOUGLAS W. KUGLER, CFA
PRINCIPAL, PORTFOLIO MANAGER

Mr. Kugler is a portfolio manager on Chartwell's large-cap equity portfolio management team and has 12 years of investment industry experience. His areas of focus include the Transportation and Consumer Discretionary sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) including Head of Mutual Fund Administration and Vice President and Treasurer of the MAS Funds, Junior Associate in the Equity Department, and his last position held prior to joining Chartwell was Senior Associate and Analyst for the Large Cap Value team. Prior to joining Morgan Stanley, he was an Assistant Vice President and Senior Accounting Officer at Provident Financial Processing Corporation. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

(PHOTO OF KEVIN A. MELICH)

KEVIN A. MELICH, CFA
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER

Mr. Melich is a founding partner of Chartwell and has 45 years of investment industry experience. He is a member of Chartwell's large-cap equity portfolio management team and implements portfolio management decisions for high-yield equity institutional portfolios, including the Fund. He has been a portfolio manager for the Fund since 2007. His areas of focus are in the Automotive, Machinery, Office Electronics and REITs sectors. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1983 to 1997. There he managed over $1.6 billion for institutional accounts in the value style. From 1979 to 1983, Mr. Melich was a Partner with the economics consulting firm A.B. Laffer Associates. From 1964 to 1979, he was the Senior Investment Officer and Manager of the Trust and Investment Division of Security Trust Company. Mr. Melich is a member of the CFA Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. He earned a Bachelor of Science degree in Economics from St. John Fisher College.

                                   COMMENTARY

FIRST TRUST ENHANCED EQUITY INCOME FUND

The investment objective of First Trust Enhanced Equity Income Fund (the "Fund") is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its managed assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers. These securities are traded on U.S. securities exchanges. In addition, on an ongoing and consistent basis, the Fund will write (sell) covered call options on a portion of the Fund's managed assets. There can be no assurance that the Fund's investment objective will be achieved.

MARKET RECAP

Stock market performance in 2009 was comprised of two distinct and very different periods. From the start of the year through March 9, 2009, the market continued its significant decline from previous highs. After March 9, 2009, the Standard & Poor's 500 Index ("S&P 500") reversed course and rebounded almost without break through the end of the year. Overall for the period, the market (as measured by the S&P 500) was up 26.47%. The first months of 2009 saw a continuation of the economic and financial crises that we wrote about in our portfolio commentary for the 2008 Annual Report. Home prices continued to decline and unemployment increased. Financial institutions were absorbing significant losses on their loan and investment portfolios as economic activity slowed and security values plunged. The availability of credit to fund every day business transactions was dramatically reduced. All of this uncertainty drove the S&P 500 down to its intra-day low of 667 on March 6, 2009. On March 10, 2009, it appears as if the "all clear bell" was rung and market participants found "green shoots" of nascent economic improvement. Financial institutions began to lose less money and in some instances hinted at substantial profits. The rates of decline of many economic indicators began to ebb. Job losses slowed, credit became more available and China appeared to begin to feel the benefits of its substantial economic stimulus package. These and other "green shoots" incited the S&P 500 to rally almost 37% from its lows through the end of May. The market rally paused from there through mid-July as uncertainty regarding the overall outcome and impact of the various government programs that were put in place crept into the market. However, second quarter earnings (and subsequently third quarter earnings) came in significantly better than expected on strong corporate cost controls and the market rally resumed with the S&P 500 up another 26.8% at year-end from the July lows. This brought the overall gain for 2009 for the S&P 500 to 64.8% from its March 9th closing low. The size of the rally over a nine-month period is unprecedented since 1933.

PERFORMANCE ANALYSIS

The Net Asset Value ("NAV") total return(1) of the Fund for the year ending December 31, 2009 was 22.24% and the market value total return(1) of the Fund was 46.26%. Both these returns were inclusive of dividends paid during the period. During this time period, the S&P 500 returned 26.47%. The Fund continued to take full advantage of volatility in the market and sold call options on a significant percentage of the Fund's holdings. This supplemented the dividend stream and provided support to the Fund's performance. We continue to believe the strategy of combining high dividend-paying stocks and an option overwrite program is an excellent long-term strategy.

Two major contributors to the performance of the S&P 500 during the year were lower quality and smaller capitalization stocks. A Bank of America Merrill Lynch study showed that for the year, stocks with quality rankings of B or lower significantly outperformed the S&P 500. The impact of market capitalization on 2009 market returns can be seen in the fact that the equally-weighted S&P 500 returned (on a price only basis) 20 percentage points more than the capitalization-weighted S&P 500 during the year. The Fund's portfolio has been and will continue to be invested in higher quality, mostly larger capitalization dividend-paying stocks and thus faced a headwind during 2009.

Performance versus the S&P 500 was largely driven by the quality issue described previously. From a portfolio holdings standpoint, the weakest relative performance versus the S&P 500 came from an underweight and lagging stock selection in the Technology sector (which was up 62% for the year) and negative stock selection in the Financials sector. Positive contributors to the Fund's portfolio performance versus the S&P 500 during 2009 were the Consumer Staples and Energy sectors. The outperformance in Consumer Staples was driven by the Fund's underweight position and good stock selection while outperformance in the Energy sector was driven by strong stock selection. In addition, as the financial system stabilized, positions in high quality financial institutions were added to the portfolio, the timing of which benefited relative performance.

----------

(1) Total return is based on the combination of reinvested dividend, capital gains and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

MARKET & FUND OUTLOOK

The stock market is a forward looking indicator and it appears to be factoring in an economic recovery that likely started in the third quarter of 2009. In general, we are in agreement with this notion. We believe that the economy will be on better footing in 2010. In our opinion, this improvement will come as a result of inventory restocking, the impact of the domestic stimulus package, continued low interest rates and global economic improvement. As the market rally took hold in 2009, the economic sensitivity of the Fund's portfolio was increased. This trend will be continued in 2010 if the economy continues to improve. Any additions to the economic sensitivity of the Fund's portfolio will be made through investments in high quality, dividend-paying companies, as was done in 2009. In addition, we will continue to reduce the Fund's overall weightings in less economically sensitive areas such as Telecommunications and Utilities if the economy continues to improve. Investors will likely focus on the outlook for the economy and changes in Federal Reserve monetary policy. We will continue to manage the portfolio with the dual objectives of earning dividend income and options gains while seeking capital appreciation opportunities over the market cycle.

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2009

  SHARES                         DESCRIPTION                            VALUE
---------   -----------------------------------------------------   ------------
COMMON STOCKS - 93.2%
            AEROSPACE & DEFENSE - 2.7%
   75,900   Honeywell International, Inc.........................   $  2,975,280
   54,000   United Technologies Corp. (b)........................      3,748,140
                                                                    ------------
                                                                       6,723,420
                                                                    ------------
            BEVERAGES - 4.1%
   80,000   Coca-Cola (The) Co. (b)..............................      4,560,000
   40,000   Diageo PLC, ADR......................................      2,776,400
   45,000   PepsiCo, Inc.........................................      2,736,000
                                                                    ------------
                                                                      10,072,400
                                                                    ------------
            CAPITAL MARKETS - 1.9%
   56,300   Ameriprise Financial, Inc. (b).......................      2,185,566
  105,000   Invesco, Ltd.........................................      2,466,450
                                                                    ------------
                                                                       4,652,016
                                                                    ------------
            CHEMICALS - 1.7%
   70,000   PPG Industries, Inc..................................      4,097,800
                                                                    ------------
            COMMERCIAL BANKS - 0.5%
  198,185   National Penn Bancshares, Inc........................      1,147,491
                                                                    ------------
            COMMERCIAL SERVICES & SUPPLIES - 1.1%
   80,000   Waste Management, Inc. (b)...........................      2,704,800
                                                                    ------------
            COMMUNICATIONS EQUIPMENT - 4.0%
  295,200   Cisco Systems, Inc. (b) (c)..........................      7,067,088
   60,000   QUALCOMM, Inc........................................      2,775,600
                                                                    ------------
                                                                       9,842,688
                                                                    ------------
            COMPUTERS & PERIPHERALS - 4.1%
   70,000   Hewlett-Packard Co...................................      3,605,700
   50,000   International Business Machines Corp. (b)............      6,545,000
                                                                    ------------
                                                                      10,150,700
                                                                    ------------
            DIVERSIFIED FINANCIAL SERVICES - 4.0%
  567,900   Citigroup, Inc. (d)..................................      1,879,749
  147,000   JPMorgan Chase & Co..................................      6,125,490
   70,000   NYSE Euronext........................................      1,771,000
                                                                    ------------
                                                                       9,776,239
                                                                    ------------
            DIVERSIFIED TELECOMMUNICATION SERVICES - 3.8%
  200,000   Alaska Communications Systems Group, Inc.............      1,596,000
   92,100   AT&T, Inc. (d).......................................      2,581,563
  155,000   Verizon Communications, Inc. (b).....................      5,135,150
                                                                    ------------
                                                                       9,312,713
                                                                    ------------
            ELECTRIC UTILITIES - 1.0%
   35,000   Exelon Corp..........................................      1,710,450
   20,000   Southern Co..........................................        666,400
                                                                    ------------
                                                                       2,376,850
                                                                    ------------

                       See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

  SHARES                         DESCRIPTION                            VALUE
---------   -----------------------------------------------------   ------------
COMMON STOCKS - (CONTINUED)
            ELECTRICAL EQUIPMENT - 3.1%
  180,000   Emerson Electric Co. (b).............................   $  7,668,000
                                                                    ------------
            FOOD & STAPLES RETAILING - 0.6%
   45,000   CVS Caremark Corp. (b)...............................      1,449,450
                                                                    ------------
            FOOD PRODUCTS - 1.0%
   90,000   Kraft Foods, Inc., Class A (b).......................      2,446,200
                                                                    ------------
            HEALTHCARE EQUIPMENT & SUPPLIES - 1.6%
   90,000   Medtronic, Inc. (b)..................................      3,958,200
                                                                    ------------
            HOTELS, RESTAURANTS & LEISURE - 2.6%
   90,000   Carnival Corp. (b) (c)...............................      2,852,100
  100,000   Darden Restaurants, Inc. (b).........................      3,507,000
                                                                    ------------
                                                                       6,359,100
                                                                    ------------
            HOUSEHOLD PRODUCTS - 0.8%
   35,000   Procter & Gamble (The) Co............................      2,122,050
                                                                    ------------
            INDUSTRIAL CONGLOMERATES - 1.2%
   35,000   3M Co. (d)...........................................      2,893,450
                                                                    ------------
            INSURANCE - 4.7%
   65,000   ACE Ltd..............................................      3,276,000
  110,000   Lincoln National Corp. (b)...........................      2,736,800
   80,000   MetLife, Inc.........................................      2,828,000
   55,000   Prudential Financial, Inc............................      2,736,800
                                                                    ------------
                                                                      11,577,600
                                                                    ------------
            IT SERVICES - 1.2%
  100,000   Paychex, Inc.........................................      3,064,000
                                                                    ------------
            MACHINERY - 2.1%
   90,000   Caterpillar, Inc.....................................      5,129,100
                                                                    ------------
            MARINE - 0.4%
  110,000   Seaspan Corp.........................................      1,014,200
                                                                    ------------
            MEDIA - 1.7%
  240,000   Regal Entertainment Group, Class A (b)...............      3,465,600
   25,500   Walt Disney (The) Co.................................        822,375
                                                                    ------------
                                                                       4,287,975
                                                                    ------------
            METALS & MINING - 1.9%
   60,000   BHP Billiton Ltd., ADR (b)..........................       4,594,800
                                                                    ------------
            MULTILINE RETAIL - 4.1%
  139,000   J.C. Penney Co., Inc. (b)...........................       3,698,790
  131,000   Target Corp.........................................       6,336,470
                                                                    ------------
                                                                      10,035,260
                                                                    ------------

                       See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

  SHARES                         DESCRIPTION                            VALUE
---------   -----------------------------------------------------   ------------
COMMON STOCKS - (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS - 9.2%
   60,000   Chevron Corp.........................................   $  4,619,400
  120,000   Exxon Mobil Corp. (b)................................      8,182,800
  105,200   Occidental Petroleum Corp............................      8,558,020
   60,000   Williams (The) Cos., Inc.............................      1,264,800
                                                                    ------------
                                                                      22,625,020
                                                                    ------------
            PERSONAL PRODUCTS - 0.8%
   67,000   Avon Products, Inc...................................      2,110,500
                                                                    ------------
            PHARMACEUTICALS - 9.1%
   95,000   Abbott Laboratories (b)..............................      5,129,050
  400,000   Bristol-Myers Squibb Co. (b).........................     10,100,000
   70,000   Merck & Co., Inc. (b)................................      2,557,800
  250,000   Pfizer, Inc. (b).....................................      4,547,500
                                                                    ------------
                                                                      22,334,350
                                                                    ------------
            REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.4%
  184,300   Annaly Capital Management, Inc. (d).................       3,197,605
  100,000   Capstead Mortgage Corp..............................       1,365,000
  515,000   MFA Mortgage Investments, Inc.......................       3,785,250
                                                                    ------------
                                                                       8,347,855
                                                                    ------------
            ROAD & RAIL - 1.6%
   60,900   Union Pacific Corp. (d).............................       3,891,510
                                                                    ------------
            SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.1%
  457,300   Intel Corp..........................................       9,328,920
  200,000   Microchip Technology, Inc...........................       5,812,000
                                                                    ------------
                                                                      15,140,920
                                                                    ------------
            SOFTWARE - 1.4%
  110,000   Microsoft Corp. (b).................................       3,353,900
                                                                    ------------
            SPECIALTY RETAIL - 3.1%
  400,000   Limited Brands, Inc. (b)............................       7,696,000
                                                                    ------------
            TOBACCO - 1.9%
  120,000   Altria Group, Inc...................................       2,355,600
   50,000   Philip Morris International, Inc....................       2,409,500
                                                                    ------------
                                                                       4,765,100
                                                                    ------------
            WATER UTILITIES - 0.7%
   74,200   American Water Works Co., Inc.......................       1,662,822
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $240,924,062).................................     229,384,479
                                                                    ------------

                       See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

 SHARES/
  UNITS                          DESCRIPTION                            VALUE
---------   -----------------------------------------------------   ------------
MASTER LIMITED PARTNERSHIPS - 4.8%
            OIL, GAS & CONSUMABLE FUELS - 4.8%
  160,000   Copano Energy, LLC...................................   $  3,825,600
   90,000   Energy Transfer Partners, L.P........................      4,047,300
   40,000   Enterprise Products Partners, L.P....................      1,256,400
   60,000   Magellan Midstream Partners, L.P.....................      2,599,800
                                                                    ------------
            TOTAL MASTER LIMITED PARTNERSHIPS....................     11,729,100
            (Cost $9,471,612)                                       ------------


  SHARES                         DESCRIPTION                            VALUE
---------   -----------------------------------------------------   ------------
EXCHANGE-TRADED FUNDS - 2.3%
            CAPITAL MARKET - 2.3%
  264,500   SPDR KBW Bank ETF (b)................................      5,599,465
                                                                    ------------
            TOTAL EXCHANGE-TRADED FUNDS.........................       5,599,465
            (Cost $3,929,150)                                       ------------

            TOTAL INVESTMENTS - 100.3%..........................     246,713,044
            (Cost $254,324,824) (e)                                 ------------


NUMBER OF
CONTRACTS                        DESCRIPTION                            VALUE
---------   -----------------------------------------------------   ------------
CALL OPTIONS WRITTEN - (0.8%)
            3M Co. Call
      350   @ 85 due Jan 10......................................        (17,500)
                                                                    ------------
            Abbott Laboratories Call
      400   @ 55 due Jan 10......................................        (10,000)
                                                                    ------------
            Ameriprise Financial, Inc. Call
      263   @ 40 due Jan 10......................................        (11,835)
                                                                    ------------
            Annaly Capital Management, Inc. Call
    1,843   @ 19 due Jan 10......................................         (3,686)
                                                                    ------------
            AT&T, Inc. Call
      921   @ 28 due Jan 10......................................        (23,025)
                                                                    ------------
            BHP Billiton Ltd., ADR Call
      300   @ 75 due Jan 10......................................        (83,400)
                                                                    ------------
            Bristol-Myers Squibb Co. Call
    2,000   @ 27 due Jan 10......................................        (16,000)
                                                                    ------------
            Carnival Corp. Call
      600   @ 35 due Jan 10......................................         (3,000)
                                                                    ------------

                       See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

NUMBER OF
CONTRACTS                        DESCRIPTION                            VALUE
---------   -----------------------------------------------------   ------------
CALL OPTIONS WRITTEN - (CONTINUED)
            Cisco Systems, Inc. Call
      550   @ 25 due Jan 10......................................   $     (6,600)
                                                                    ------------
            Citigroup, Inc. Call
    5,679   @ 3 due Mar 10.......................................       (278,271)
                                                                    ------------
            Coca-Cola (The) Co. Call
      600   @ 60 due Jan 10......................................         (3,000)
                                                                    ------------
            CVS Caremark Corp. Call
      300   @ 33 due Jan 10......................................        (10,500)
                                                                    ------------
            Darden Restaurants, Inc. Call
      300   @ 37 due Jan 10......................................         (3,750)
                                                                    ------------
            Emerson Electric Co. Call
      600   @ 45 due Jan 10......................................         (9,000)
                                                                    ------------
            Exxon Mobil Corp. Call
      200   @ 70 due Jan 10......................................         (7,200)
                                                                    ------------
            International Business Machines Corp. Call
      250   @ 135 due Jan 10.....................................        (12,500)
                                                                    ------------
            J.C. Penney Co., Inc. Call
      390   @ 29 due Jan 10......................................         (5,850)
                                                                    ------------
            Kraft Foods, Inc., Class A Call
      200   @ 27.5 due Jan 10....................................         (5,000)
                                                                    ------------
            Lincoln National Corp. Calls
      100   @ 25 due Jan 10......................................         (6,800)
      200   @ 27 due Jan 10......................................         (2,800)
                                                                    ------------
                                                                          (9,600)
                                                                    ------------
            Limited Brands, Inc. Call
    1,000   @ 20 due Jan 10......................................        (30,000)
                                                                    ------------
            Medtronic, Inc. Call
      500   @ 45 due Jan 10......................................        (30,000)
                                                                    ------------
            Merck & Co., Inc. Call
      350   @ 39 due Jan 10......................................         (1,750)
                                                                    ------------
            Microsoft Corp. Call
      550   @ 31 due Jan 10......................................        (14,300)
                                                                    ------------
            Pfizer, Inc. Call
    1,500   @ 19 due Jan 10......................................        (18,000)
                                                                    ------------

                       See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

NUMBER OF
CONTRACTS                        DESCRIPTION                            VALUE
---------   -----------------------------------------------------   ------------
CALL OPTIONS WRITTEN - (CONTINUED)
            Regal Entertainment Group, Class A Call
      500   @ 15 due Feb 10......................................   $    (22,500)
                                                                    ------------
            S&P 500 Index Calls (f)
      400   @ 1110 due Jan 10...................................        (770,000)
      400   @ 1130 due Jan 10...................................        (348,000)
                                                                    ------------
                                                                      (1,118,000)
                                                                    ------------
            SPDR KBW Bank ETF Call
    1,000   @ 22 due Jan 10.....................................         (22,500)
                                                                    ------------
            Union Pacific Corp. Calls
      309   @ 65 due Jan 10.....................................         (27,810)
      300   @ 67.5 due Jan 10...................................          (8,400)
                                                                    ------------
                                                                         (36,210)
                                                                    ------------
            United Technologies Corp. Call
      340   @ 70 due Jan 10.....................................         (25,500)
                                                                    ------------
            Verizon Communications, Inc. Call
      850   @ 33 due Jan 10.....................................         (29,750)
                                                                    ------------
            Waste Management, Inc. Call
      400   @ 35 due Jan 10.....................................          (8,000)
                                                                    ------------
            TOTAL CALL OPTIONS WRITTEN - (0.8)%.................      (1,876,227)
            (Premiums received $2,227,651)
                                                                    ------------
            NET OTHER ASSETS AND LIABILITIES - 0.5%.............       1,211,191
                                                                    ------------
            NET ASSETS - 100.0%.................................    $246,048,008
                                                                    ============

----------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Call options were written on a portion of the Common Stock position and are fully covered by the Common Stock position.

(c)  Non-income producing security.

(d) Call options were written on this entire Common Stock position and are fully covered by the Common Stock position.

(e) Aggregate cost for federal income tax purposes is $256,033,477. As of December 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,722,153 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $29,042,586.

(f) Call options on securities indices were written on a portion of the Common Stock positions that were not covered by call options on individual equity securities held in the Fund's portfolio.

ADR  American Depositary Receipt


                       See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2009

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                  ASSETS TABLE

                                                               LEVEL 2        LEVEL 3
                                   TOTAL         LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                 VALUE AT        QUOTED       OBSERVABLE   UNOBSERVABLE
                                12/31/2009        PRICE         INPUTS        INPUTS
                               ------------   ------------   -----------   ------------
Common Stocks*                 $229,384,479   $229,384,479       $--            $--
Master Limited Partnerships*     11,729,100     11,729,100        --             --
Exchange-Traded Funds*            5,599,465      5,599,465        --             --
                               ------------   ------------       ---            ---
Total Investments              $246,713,044   $246,713,044       $--            $--
                               ============   ============       ===            ===

                               LIABILITIES TABLE

                                                               LEVEL 2        LEVEL 3
                                   TOTAL         LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                 VALUE AT        QUOTED       OBSERVABLE   UNOBSERVABLE
                                12/31/2009        PRICE         INPUTS        INPUTS
                               ------------   ------------   -----------   ------------
Call Options Written            $(1,876,227)   $(1,876,227)      $--            $--
                                ===========    ===========       ===            ===

*    See the Portfolio of Investments for industry breakdown.

                       See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

ASSETS:
Investments, at value
   (Cost $254,324,824) ........................................................................   $246,713,044
Cash ..........................................................................................      1,074,351
Prepaid expenses ..............................................................................         11,249
Receivables:
   Dividends ..................................................................................        747,738
   Interest ...................................................................................            136
                                                                                                  ------------
      Total Assets ............................................................................    248,546,518
                                                                                                  ------------
LIABILITIES:

Options written, at value (Premiums received $2,227,651) ......................................      1,876,227
Payables:
   Investment securities purchased ............................................................        253,863
   Investment advisory fees ...................................................................        209,300
   Audit and tax fees .........................................................................         44,200
   Legal fees .................................................................................         43,584
   Printing fees ..............................................................................         34,462
   Administrative fees ........................................................................         19,095
   Custodian fees .............................................................................         14,474
   Transfer agent fees ........................................................................          2,729
Other liabilities .............................................................................            576
                                                                                                  ------------
      Total Liabilities .......................................................................      2,498,510
                                                                                                  ------------
NET ASSETS ....................................................................................   $246,048,008
                                                                                                  ============
NET ASSETS CONSIST OF:

Paid-in capital ...............................................................................   $343,864,427
Par value .....................................................................................        199,732
Accumulated net investment income (loss) ......................................................        187,549
Accumulated net realized gain (loss) on investments and written options transactions ..........    (90,943,344)
Net unrealized appreciation (depreciation) on investments and written options .................     (7,260,356)
                                                                                                  ------------
NET ASSETS ....................................................................................   $246,048,008
                                                                                                  ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..........................   $      12.32
                                                                                                  ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) ...     19,973,164
                                                                                                  ============

                       See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Dividends ........................................................   $  6,939,550
Interest .........................................................          7,006
                                                                     ------------
      Total investment income ....................................      6,946,556
                                                                     ------------
EXPENSES:
Investment advisory fees .........................................      2,211,615
Administrative fees ..............................................        205,722
Legal fees .......................................................        134,201
Printing fees ....................................................        109,934
Custodian fees ...................................................        109,017
Audit and tax fees ...............................................         47,039
Trustees' fees and expenses ......................................         39,298
Transfer agent fees ..............................................         36,267
Other ............................................................         75,840
                                                                     ------------
      Total expenses .............................................      2,968,933
                                                                     ------------
NET INVESTMENT INCOME (LOSS) .....................................      3,977,623
                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ...................................................    (58,634,598)
   Written option transactions * .................................      3,453,288
                                                                     ------------
Net realized gain (loss) .........................................    (55,181,310)
                                                                     ------------
Net change in unrealized appreciation (depreciation) on:

   Investments ...................................................     94,672,348
   Written options held * ........................................       (921,784)
                                                                     ------------
Net change in unrealized appreciation (depreciation) .............     93,750,564
                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ..........................     38,569,254
                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..   $ 42,546,877
                                                                     ============

*    Primary risk exposure is equity contracts.

                       See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          YEAR            YEAR
                                                                          ENDED          ENDED
                                                                       12/31/2009      12/31/2008
                                                                      ------------   -------------
OPERATIONS:
Net investment income (loss) ......................................   $  3,977,623   $   8,341,860
Net realized gain (loss) ..........................................    (55,181,310)    (33,263,036)
Net change in unrealized appreciation (depreciation) ..............     93,750,564     (87,455,886)
                                                                      ------------   -------------
Net increase (decrease) in net assets resulting from operations ...     42,546,877    (112,377,062)
                                                                      ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................................     (3,797,356)     (8,517,786)
Net realized gains ................................................           --        (2,088,601)
Return of capital .................................................    (15,376,882)    (21,350,675)
                                                                      ------------   -------------
Total distributions to shareholders ...............................    (19,174,238)    (31,957,062)
                                                                      ------------   -------------
Total increase (decrease) in net assets ...........................     23,372,639    (144,334,124)
NET ASSETS:
Beginning of period ...............................................    222,675,369     367,009,493
                                                                      ------------   -------------
End of period .....................................................   $246,048,008   $ 222,675,369
                                                                      ============   =============
Accumulated net investment income (loss) at end of period .........   $    187,549   $          --
                                                                      ============   =============

                       See Notes to Financial Statements

FIRST TRUST ENHANCED EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          YEAR         YEAR           YEAR          YEAR         YEAR
                                                          ENDED        ENDED         ENDED          ENDED        ENDED
                                                       12/31/2009   12/31/2008   12/31/2007(a)   12/31/2006   12/31/2005
                                                       ----------   ----------   -------------   ----------   ----------
Net asset value, beginning of period ...............    $  11.15     $  18.38      $  18.65       $  18.99     $  19.97
                                                        --------     --------      --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .......................        0.20         0.42          0.14           0.02         0.01
Net realized and unrealized gain (loss) ............        1.93        (6.05)         1.24           1.24         0.61
                                                        --------     --------      --------       --------     --------
Total from investment operations ...................        2.13        (5.63)         1.38           1.26         0.62
                                                        --------     --------      --------       --------     --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..............................       (0.19)       (0.43)        (0.14)         (0.02)       (0.01)
Net realized gain ..................................          --        (0.10)        (1.51)         (1.58)       (1.59)
Return of capital ..................................       (0.77)       (1.07)           --             --           --
                                                        --------     --------      --------       --------     --------
Total distributions ................................       (0.96)       (1.60)        (1.65)         (1.60)       (1.60)
                                                        --------     --------      --------       --------     --------
Net asset value, end of period .....................    $  12.32     $  11.15      $  18.38       $  18.65     $  18.99
                                                        ========     ========      ========       ========     ========
Market value, end of period ........................    $  11.70     $   8.85      $  16.14       $  18.41     $  17.12
                                                        ========     ========      ========       ========     ========
TOTAL RETURN BASED ON NET ASSET VALUE (b) ..........       22.24%      (30.54)%        8.19%          7.09%        3.48%
                                                        ========     ========      ========       ========     ========
TOTAL RETURN BASED ON MARKET VALUE (b) .............       46.26%      (37.22)%       (3.76)%        17.26%       (6.85)%
                                                        ========     ========      ========       ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...............    $246,048     $222,675      $367,009       $372,576     $379,245
Ratio of total expenses to average net assets ......        1.34%        1.31%         1.21%          1.24%        1.23%
Ratio of net investment income (loss) to average
   net assets ......................................        1.80%        2.80%         0.76%          0.13%        0.04%
Portfolio turnover rate ............................          74%         121%          174%           131%         266%

----------

(a) On September 14, 2007, Chartwell Investment Partners, L.P. became the sub-advisor to the Fund.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year.

                       See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
                                DECEMBER 31, 2009

                               1. FUND DESCRIPTION

First Trust Enhanced Equity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on May 20, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FFA on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to provide a high level of current income and gains and, to a lesser extent, capital appreciation. The Fund pursues its investment objective by investing in a diversified portfolio of equity securities. Under normal market conditions, the Fund pursues an integrated investment strategy in which the Fund invests substantially all of its managed assets in a diversified portfolio of common stocks of U.S. corporations and U.S. dollar-denominated equity securities of non-U.S. issuers, in each case that are traded on U.S. securities exchanges, and on an ongoing and consistent basis writes (sells) covered call options on a portion of the Fund's managed assets. There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold) and dividends declared but unpaid), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

The Fund values exchange-traded options and other derivative contracts at the closing price on the exchange on which they are principally traded, or if not traded, or no closing price is available, at the mean between the last bid and asked price.

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2009

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     - Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     - Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

          -    Quoted prices for similar securities in active markets.

          - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

          - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

          - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     - Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of December 31, 2009, is included with the Fund's Portfolio of Investments.

B. WRITTEN OPTIONS:

The Fund may write (sell) covered call options ("options") on all or a portion of the equity securities held in the Fund's portfolio and on securities indices as determined to be appropriate by Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Advisor"), consistent with the Fund's investment objective. The number of options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The Fund will not write (sell) "naked" or uncovered options. If certain equity securities held in the Fund's portfolio are not covered by a related call option on the individual equity security, securities index options may be written on all or a portion of such uncovered securities. By writing (selling) options, the Fund seeks to generate additional income, in the form of premiums received, for writing (selling) the options, and to provide a partial hedge against a market decline in the underlying equity security. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the exercise price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying equity security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's exercise price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2009

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the Fund's covered call investment strategy depends on the ability of Chartwell to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium received and the exercise price of the option, but has retained the risk of loss should the price of the underlying security decline. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. Over-the-counter ("OTC") options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

The Fund may hold publicly-traded master limited partnerships ("MLPs") and real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the MLP or REIT to the extent of the cost basis of such MLP or REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. The Fund records the character of distributions received from the MLPs or REITs during the year based on estimates available. The Fund's characterization may be subsequently revised based on information received from the MLPs or REITs after their tax reporting periods conclude.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the tax year ended December 31, 2009, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $7,282, a decrease in accumulated net realized gain (loss) on investments of $164,790 and an increase to paid-in capital of $157,508. Net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

Distributions paid from:

                                                     2009          2008
                                                 -----------   -----------
Ordinary Income ..............................   $ 3,797,356   $10,606,387
Return of Capital ............................    15,376,882    21,350,675

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income ................   $         --
Net Unrealized Appreciation (Depreciation) ...    (13,727,702)
Accumulated Capital and Other Losses .........    (84,288,449)

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2009

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2009, the Fund had a capital loss carryforward for federal income tax purposes of $83,364,751, with $15,025,062 and $68,339,689 expiring on December 31, 2016 and
2017, respectively.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2009, the Fund intends to elect to defer net realized capital losses of $923,698 incurred from November 1, 2009 through December 31, 2009.

The Fund is subject to tax accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2009, 2008, 2007 and 2006 remain open to federal and state audit. As of December 31, 2009, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES:

The Fund pays all expenses directly related to its operations.

G. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets, which means the average daily gross assets of the Fund minus the sum of the Fund's accrued and unpaid dividends on any outstanding Common Shares and accrued liabilities, including the value of call options written (sold).

Chartwell manages the Fund's portfolio subject to First Trust's supervision. Chartwell receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid monthly by First Trust out of its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor, or any of their affiliates ("Independent Trustees"), is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2009

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and equally allocated among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman served two-year terms ending December 31, 2009, before rotating to serve as chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

            4. PURCHASES AND SALES OF SECURITIES AND OPTIONS ACTIVITY

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments and written options, for the year ended December 31, 2009, were $165,536,520 and $175,820,474, respectively.

Written option activity for the year ended December 31, 2009 was as follows:

                                                  NUMBER
                                                    OF
                                                CONTRACTS     PREMIUMS
                                                ---------   ------------
WRITTEN OPTIONS
Options outstanding at December 31, 2008 ....     58,717    $  8,449,321
Options written .............................    657,872      76,946,599
Options expired .............................   (210,178)    (16,729,817)
Options exercised ...........................    (16,952)     (1,410,190)
Options closed ..............................   (465,014)    (65,028,262)
                                                --------    ------------
Options outstanding at December 31, 2009 ....     24,445    $  2,227,651
                                                ========    ============

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             6. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

EQUITY SECURITIES RISK: The Fund invests in equity securities. An adverse event affecting an issuer, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers or their industries occur.

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
                               DECEMBER 31, 2009

OPTION RISK: The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund's portfolio as determined to be appropriate by the Fund's Sub-Advisor, consistent with the Fund's investment objective. The ability to successfully implement the Fund's investment strategy depends on the Sub-Advisor's ability to predict pertinent market movements, which can not be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

INDUSTRY RISK: The Fund may not invest 25% or more of its total assets in securities of issuers in any single industry. If the Fund is focused in an industry, it may present more risks than if it were broadly diversified over numerous industries of the economy. Individual industries may be subject to unique risks which may include, among others, governmental regulation, inflation, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, and rising interest rates.

INCOME RISK: Net investment income paid by the Fund to its Common Shareholders is derived from the premiums it receives from writing (selling) call options and from the dividends and interest it receives from the equity securities and other investments held in the Fund's portfolio and short-term gains thereon. Premiums from writing (selling) call options and dividends and interest payments made by the securities in the Fund's portfolio can vary widely over time. Dividends on equity securities are not fixed but are declared at the discretion of an issuer's board of directors. There is no guarantee that the issuers of the equity securities in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels. The Fund cannot assure as to what percentage of the distributions paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

                              7. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Fund through February 24, 2010, the date the financial statements were issued, and has determined that there was a subsequent event as follows:

On February 2, 2010, The PNC Financial Services Group, Inc. ("PNC") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC Global Investment Servicing Inc., an indirect, wholly-owned subsidiary of PNC.

The Stock Sale includes PNC Global Investment Servicing (U.S.) Inc. and PFPC Trust Company and PNC has indicated that it is expected to close in the third quarter of 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ENHANCED EQUITY INCOME
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Enhanced Equity Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2009, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Enhanced Equity Income Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


(DELOITTE & TOUCHE LLP)
Chicago, Illinois
February 24, 2010

ADDITIONAL INFORMATION

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
                          DECEMBER 31, 2009 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions on your Common Shares, will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent") in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
                          DECEMBER 31, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the NYSE Listed Company Manual, the Fund's President has certified to the NYSE that, as of June 16, 2009, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Form N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer to the Fund's public disclosure in such reports and that are required by Rule 30a-2 under the 1940 Act.

                                 TAX INFORMATION

Of the ordinary income (including short-term capital gain, if applicable), distributions made by the Fund during the year ended December 31, 2009, 56.25% qualified for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 57.45% of its ordinary income distributions (including short-term capital gain, if applicable), for the year ended December 31, 2009.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 16, 2009. At the Annual Meeting, Trustees Richard E. Erickson and Thomas R. Kadlec were elected by holders of the Common Shares of the First Trust Enhanced Equity Income Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of Dr. Erickson was 17,247,996, the number of votes against was 954,965 and the number of abstentions was 1,770,203. The number of votes cast in favor of Mr. Kadlec was 17,245,837, the number of votes against was 957,124 and the number of abstentions was 1,770,203. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

BOARD OF TRUSTEES AND OFFICERS

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
                          DECEMBER 31, 2009 (UNAUDITED)

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN             OTHER
                                                                                      THE FIRST TRUST       TRUSTEESHIPS OR
 NAME, ADDRESS, DATE OF BIRTH    TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS        FUND COMPLEX         DIRECTORSHIPS
  AND POSITION WITH THE FUND    LENGTH OF SERVICE(1)       DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
-----------------------------   --------------------   --------------------------   -------------------   ------------------
                                                   INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee    -  Three Year Term     Physician; President,                 61                     None
c/o First Trust Advisors L.P.   -  Since Fund          Wheaton Orthopedics;
120 E. Liberty Drive,              Inception           Co-owner and Co-
   Suite 400                                           Director (January 1996
Wheaton, IL 60187                                      to May 2007), Sports
D.O.B.: 04/51                                          Med Center for Fitness;
                                                       Limited Partner,
                                                       Gundersen Real Estate
                                                       Partnership; Limited
                                                       Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee       -  Three Year Term     Senior Vice President and             61           Director of ADM
c/o First Trust Advisors L.P.   -  Since Fund          Chief Financial Officer                            Investor Services,
120 E. Liberty Drive,              Inception           (May 2007 to Present),                             Inc. and ADM
   Suite 400                                           Vice President and Chief                           Investor Services
Wheaton, IL 60187                                      Financial Officer (1990 to                         International
D.O.B.: 11/57                                          May 2007), ADM Investor
                                                       Services, Inc. (Futures
                                                       Commission Merchant)

Robert F. Keith, Trustee        -  Three Year Term     President (2003 to                    61                     None
c/o First Trust Advisors L.P.   -  Since June 2006     Present), Hibs
120 E. Liberty Drive,                                  Enterprises (Financial
   Suite 400                                           and Management
Wheaton, IL 60187                                      Consulting)
D.O.B.: 11/56

----------
(1) Currently, Robert F. Keith is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec are each serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson are each serving as trustees until the Fund's 2010 annual meeting of shareholders. Officers of the Fund have an indefinite term.

                    FIRST TRUST ENHANCED EQUITY INCOME FUND
                         DECEMBER 31, 2009 (UNAUDITED)

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN             OTHER
                                                                                      THE FIRST TRUST       TRUSTEESHIPS OR
 NAME, ADDRESS, DATE OF BIRTH    TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS        FUND COMPLEX         DIRECTORSHIPS
  AND POSITION WITH THE FUND    LENGTH OF SERVICE(1)       DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
-----------------------------   --------------------   --------------------------   -------------------   ------------------
                                             INDEPENDENT TRUSTEES - (CONTINUED)
Niel B. Nielson, Trustee        -  Three Year Term     President (June 2002                  61           Director of
c/o First Trust Advisors L.P.   -  Since Fund          to Present), Covenant                              Covenant Transport
120 E. Liberty Drive,              Inception           College                                            Inc.
Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

                                                    INTERESTED TRUSTEE

James A. Bowen(2), Trustee,     -  Three Year          President, First Trust                61           Trustee of Wheaton
President, Chairman of the         Trustee Term        Advisors L.P. and First                            College
Board and CEO                      and Indefinite      Trust Portfolios L.P.;
120 E. Liberty Drive,              Officer Term        Chairman of the Board
Suite 400                       -  Since Fund          of Directors, BondWave
Wheaton, IL 60187                  Inception           LLC (Software
D.O.B.: 09/55                                          Development
                                                       Company/Investment
                                                       Advisor) and
                                                       Stonebridge Advisors
                                                       LLC (Investment
                                                       Advisor)

    NAME, ADDRESS         POSITION AND OFFICES    TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND          LENGTH OF SERVICE        DURING PAST 5 YEARS
---------------------   -----------------------   ------------------   -----------------------------
                                 OFFICERS WHO ARE NOT TRUSTEES(3)

Mark R. Bradley         Treasurer, Controller,    -  Indefinite Term   Chief Financial Officer,
120 E. Liberty Drive,   Chief Financial Officer   -  Since Fund        First Trust Advisors L.P.
Suite 400               and Chief Accounting         Inception         and First Trust Portfolios
Wheaton, IL 60187       Officer                                        L.P.; Chief Financial
D.O.B.: 11/57                                                          Officer, BondWave LLC
                                                                       (Software Development
                                                                       Company/Investment
                                                                       Advisor) and Stonebridge
                                                                       Advisors LLC (Investment
                                                                       Advisor)

----------
(1) Currently, Robert F. Keith is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec are each serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson are each serving as trustees until the Fund's 2010 annual meeting of shareholders. Officers of the Fund have an indefinite term.

(2) Mr Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
                         DECEMBER 31, 2009 (UNAUDITED)

    NAME, ADDRESS         POSITION AND OFFICES    TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND          LENGTH OF SERVICE        DURING PAST 5 YEARS
---------------------   -----------------------   ------------------   -----------------------------
                           OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)

Erin E. Chapman         Assistant Secretary       -  Indefinite Term   Assistant General
120 E. Liberty Drive,                             -  Since June 2009   Counsel (October 2007 to
Suite 400                                                              Present), Associate
Wheaton, IL 60187                                                      Counsel (March 2006 to
D.O.B.: 08/76                                                          October 2007), First Trust
                                                                       Advisors L.P. and First
                                                                       Trust Portfolios L.P.;
                                                                       Associate Attorney
                                                                       (November 2003 to
                                                                       March 2006), Doyle &
                                                                       Bolotin, Ltd.

James M. Dykas          Assistant Treasurer       -  Indefinite Term   Senior Vice President
120 E. Liberty Drive,                             -  Since December    (April 2007 to Present),
Suite 400                                            2005              Vice President (January
Wheaton, IL 60187                                                      2005 to April 2007), First
D.O.B.: 01/66                                                          Trust Advisors L.P. and
                                                                       First Trust Portfolios L.P.

Christopher R. Fallow   Assistant Vice            -  Indefinite Term   Assistant Vice President
120 E. Liberty Drive,   President                 -  Since December    (August 2006 to Present),
Suite 400                                            2006              Associate (January 2005 to
Wheaton, IL 60187                                                      August 2006), First Trust
D.O.B.: 04/79                                                          Advisors L.P. and First
                                                                       Trust Portfolios L.P.

W. Scott Jardine        Secretary and Chief       -  Indefinite Term   General Counsel, First
120 E. Liberty Drive,   Compliance Officer        -  Since Fund        Trust Advisors L.P., First
Suite 400                                            Inception         Trust Portfolios L.P. and
Wheaton, IL 60187                                                      BondWave LLC (Software
D.O.B.: 05/60                                                          Development
                                                                       Company/Investment
                                                                       Advisor); Secretary of
                                                                       Stonebridge Advisors LLC
                                                                       (Investment Advisor)

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
                          DECEMBER 31, 2009 (UNAUDITED)

    NAME, ADDRESS         POSITION AND OFFICES    TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND          LENGTH OF SERVICE        DURING PAST 5 YEARS
---------------------   -----------------------   ------------------   -----------------------------
                           OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)

Daniel J. Lindquist     Vice President            -  Indefinite Term   Senior Vice President
120 E. Liberty Drive,                             -  Since December    (September 2005 to Present),
Suite 400                                            2005              Vice President (April 2004 to
Wheaton, IL 60187                                                      September 2005), First Trust
D.O.B.: 02/70                                                          Advisors L.P. and First Trust
                                                                       Portfolios L.P.

Coleen D. Lynch         Assistant Vice            -  Indefinite Term   Assistant Vice President
120 E. Liberty Drive,   President                 -  Since July 2008   (January 2008 to Present),
Suite 400                                                              First Trust Advisors L.P. and
Wheaton, IL 60187                                                      First Trust Portfolios L.P.;
D.O.B.: 07/58                                                          Vice President (May 1998 to
                                                                       January 2008), Van Kampen
                                                                       Asset Management and
                                                                       Morgan Stanley Investment
                                                                       Management

Kristi A. Maher         Assistant Secretary       -  Indefinite Term   Deputy General Counsel
120 E. Liberty Drive,   and Deputy Chief          -  Assistant         (May 2007 to Present),
Suite 400               Compliance Officer           Secretary since   Assistant General Counsel
Wheaton, IL 60187                                    Fund Inception    (March 2004 to May 2007),
D.O.B.: 12/66                                     -  Deputy Chief      First Trust Advisors L.P. and
                                                     Compliance        First Trust Portfolios L.P.
                                                     Officer since
                                                     November 2009

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PRIVACY POLICY

                     FIRST TRUST ENHANCED EQUITY INCOME FUND
                         DECEMBER 31, 2009 (UNAUDITED)

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

I. SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

     A. Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

     B. Information about your transactions with us, our affiliates or others;

     C. Information we receive from your inquiries by mail, e-mail or telephone; and

     D. Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

II. INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

III. DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

     A. In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

     B. We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

IV. CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

V. POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended code of ethics is provided as an exhibit pursuant to Item 12(a)(1).

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

     (e)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $37,000.00 for 2008 and $39,000.00 for 2009.

     (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2008 and $0 for 2009.

          AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2008 and $0 for 2009.

     (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,000.00 for 2008 and $7,320.00 for 2009. These fees were for tax preparation.

          TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for 2008 and $0 for 2009.

     (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2008 and $0 for 2009.

          ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2008 and $0 for 2009.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

     The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

          (b)  0%

          (c)  0%

          (d)  0%

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2008 were $5,000.00 and $12,143.00 for the Registrant and the Registrant's investment adviser, respectively, and for 2009 were $7,320.00 and $36,000.00, for the Registrant and the Registrant's investment adviser, respectively.

   (h) The Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                          CHARTWELL INVESTMENT PARTNERS
                      PROXY VOTING POLICIES AND PROCEDURES

                          As Further Amended July, 2009

PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines (with the exception of Clients who wish to instruct Chartwell not to vote in accordance with AFL-CIO Key Vote Survey recommendations, as described below). Clients that wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained RiskMetrics Group, an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on RiskMetrics Group's (RMG - formerly ISS) analyses and recommendations and generally gives instructions to RMG/ISS to vote proxies in accordance with RMG/ISS' recommendations, unless Chartwell reaches a different conclusion than RMG/ISS about how a particular matter should be voted. RMG/ISS' proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by RMG/ISS, or whether client proxies should be voted on a particular proposal in another manner. In addition, Chartwell generally votes in accordance with AFL-CIO Key Votes Survey, a list of proposals and meetings based on the AFL-CIO Proxy Voting Guidelines. To the extent that any of the proxy voting positions stated in these Policies are inconsistent with a Key Vote Survey recommendation, Chartwell will generally vote in accordance with the Key Vote Survey recommendation on all impacted securities unless any client has chosen to instruct Chartwell to refrain from doing so. In that case, Chartwell will vote the client's securities position in accordance with these Policies (which may or may not cause the vote to be the same as the Key Vote Survey recommendation).

ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by RMG/ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of RMG or another independent proxy voting service retained by Chartwell..

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

Currently, the Proxy Voting Committee has determined that voting in accordance with AFL-CIO Key Votes Survey recommendations is not a material conflict of interest. In reaching this decision, the Committee recognized that Chartwell has many union clients and many clients that are not union-oriented. By voting all impacted securities positions in accordance with AFL-CIO recommendations, it could be said that Chartwell is attempting to retain or attract existing and prospective union clients. However, the overall number of proxy issues in the AFL-CIO Key Votes Survey on which Chartwell has historically voted is approximately 14 - 30 out of a total of approximately 500 company meetings and thousands of proxy votes cast by Chartwell each year. Chartwell does not use its AFL-CIO Key Votes Survey rankings for marketing purposes so to the extent any client or prospect becomes aware of how Chartwell votes in the Surveys, it does so on its own. Recognizing that deciding this is not a material conflict of interest is fundamentally subjective, Chartwell nonetheless discloses its practices to clients and invites clients to instruct Chartwell not to change any vote in these Policies to be consistent with an AFL-CIO Key Votes Survey recommendation (even though voting consistently with these Policies may result in voting the same way).

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of RMG/ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account;
(b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote; or (e) in the case of voting in accordance with AFL-CIO Key Votes Survey recommendations, a client has instructed Chartwell not to vote in accordance with such recommendations but to vote in accordance with these Policies (which may or may not be the same on a given proxy issue).

                             PROXY VOTING GUIDELINES

Generally, Chartwell votes all proxies in accordance with the RiskMetrics guidelines. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MARCH 8, 2010

Chartwell Investment Partners, L.P. ("Chartwell" or the "Sub-Adviser"), founded in 1997, is an employee-owned investment firm focusing on institutional, sub-advisory and private client relationships. The firm is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. The Portfolio Management Team consists of the following:

PORTFOLIO MANAGEMENT TEAM
BERNARD P. SCHAFFER
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER

Mr. Schaffer is a founding partner of Chartwell and has 38 years of investment industry experience. He serves as senior portfolio manager for Chartwell's closed-end fund and hedged large-cap equity strategies. As the lead portfolio manager for the Fund since 2007, he focuses on securities in the Energy, Financials and Consumer Staples sectors. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing two closed-end equity income funds that utilized option strategies to generate portfolio gains. Mr. Schaffer earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School.

DOUGLAS W. KUGLER, CFA
PRINCIPAL, PORTFOLIO MANAGER

Mr. Kugler is a portfolio manager on Chartwell's large-cap equity portfolio management team and has 12 years of investment industry experience. His areas of focus include the Transportation and Consumer Discretionary sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) including Head of Mutual Fund Administration and Vice President and Treasurer of the MAS Funds, Junior Associate in the Equity Department, and his last position held prior to joining Chartwell was Senior Associate and Analyst for the Large Cap Value team. Prior to joining Morgan Stanley, he was an Assistant Vice President and Senior Accounting Officer at Provident Financial Processing Corporation. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

KEVIN A. MELICH, CFA
MANAGING PARTNER, SENIOR PORTFOLIO MANAGER

Mr. Melich is a founding partner of Chartwell and has 45 years of investment industry experience. He is a member of Chartwell's large-cap equity portfolio management team and implements portfolio management decisions for high-yield equity institutional portfolios, including the Fund. He has been a portfolio manager for the Fund since 2007. His areas of focus are in the Automotive, Machinery, Office Electronics and REITs sectors. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1983 to 1997. There he managed over $1.6 billion for institutional accounts in the value style. From 1979 to 1983, Mr. Melich was a Partner with the economics consulting firm A.B. Laffer Associates. From 1964 to 1979, he was the Senior Investment Officer and Manager of the Trust and Investment Division of Security Trust Company. Mr. Melich is a member of the CFA Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. He earned a Bachelor of Science degree in Economics from St. John Fisher College.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF DECEMBER 31, 2009

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

(assets in millions).

                                                                                                                 Total Assets
                                                                                              # of Accounts        For Which
                                                              Total # of                    Managed For Which    Advisory Fee
  Name Of Portfolio                                            Accounts                      Advisory Fee is      is Based on
Manager or Team Member            Type of Accounts              Managed    Total Assets   Based on Performance    Performance
-----------------------   ---------------------------------   ----------   ------------   --------------------   ------------
1.  Bernard P. Schaffer   Registered Investment Companies:         1          $ 45.5                0                 $0
                          Other Pooled Investment Vehicles:        0          $    0                0                 $0
                          Other Accounts:                         21          $357.6                0                 $0
2. Kevin A. Melich        Registered Investment Companies:         1          $ 45.5                0                 $0
                          Other Pooled Investment Vehicles:        0          $    0                0                 $0
                          Other Accounts:                         21          $357.6                0                 $0
3. Douglas W. Kugler      Registered Investment Companies:         1          $ 45.5                0                 $0
                          Other Pooled Investment Vehicles:        0          $    0                0                 $0
                           Other Accounts:                        21          $357.6                0                 $0

POTENTIAL CONFLICTS OF INTERESTS

The portfolio managers manage other accounts for Chartwell including the Chartwell Dividend and Income Fund, (CWF) and institutional portfolios of similar investment styles. None of these portfolio managers manage any hedge funds nor any accounts with performance-based fees.

When registered funds and investment accounts are managed side-by-side, firm personnel must strictly follow the policies and procedures outlined in our Trade Allocation Policy to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. When registered funds and investment accounts are trading under the same investment product, and thus trading the same securities, shares are allocated on a pro-rata basis based on market value, and all portfolios obtain the same average price.

On a monthly basis, a member of Chartwell's Compliance Group, oversees the performance calculation process handled in Operations, and completes a spreadsheet of monthly portfolio returns by client. This person provides this spreadsheet to the CEO, CCO and various investment personnel for their review. Any performance dispersion noted by anyone on the distribution list is investigated by a member of Chartwell's Compliance Group by reviewing the underlying transactional detail, holdings & security weightings by portfolio. This monthly process ensures that all portfolios that are managed under the same investment product are treated fairly, and traded in accordance with firm policy.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF MARCH 8, 2010

The compensation paid to a Chartwell portfolio manager and analyst consists of base salary, annual bonus, ownership distribution, and an annual profit-sharing contribution to the firm's retirement plan.

A portfolio manager's and analyst's base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's and analyst's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager and analyst based on the portfolio manager's and analyst's ownership interest, or percentage limited partnership interest, in Chartwell multiplied by total net cash distributions paid during the year.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF DECEMBER 31, 2009:

  Name of Portfolio      Dollar Range of Fund Shares
Manager or Team Member        Beneficially Owned
----------------------   ---------------------------
Bernard P. Schaffer                 $0
Kevin A. Melich                     $0
Douglas W. Kugler                   $0

(B)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(registrant)              First Trust Enhanced Equity Income Fund

By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------
                          James A. Bowen, Chairman of the Board,
                          President and Chief Executive Officer
                          (principal executive officer)

Date February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------
                          James A. Bowen, Chairman of the Board,
                          President and Chief Executive Officer
                          (principal executive officer)

Date February 19, 2010


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------
                          Mark R. Bradley, Treasurer, Controller,
                          Chief Financial Officer and
                          Chief Accounting Officer
                          (principal financial officer)

Date February 19, 2010

* Print the name and title of each signing officer under his or her signature.